UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
June 11, 2007
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

AMERICAN COMMERCIAL LINES INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	000-51562 (COMMISSION FILE NO.)	73-3177794 (IRS EMPLOYER IDENTIFICATION NO.)
1701 E. Market Street, Jeffersonville IN 47130
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(812) 288-0100
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On June 11, 2007, American Commercial Lines LLC (“ACL LLC”), Jeffboat LLC (“Jeffboat”) and ACL Transportation Services LLC (“ACLTS” and collectively with ACL LLC and Jeffboat the “Borrowers”), each a wholly owned subsidiary of American Commercial Lines Inc. (the “Company”), entered into an amendment to the Credit Agreement, dated April 27, 2007, by and among the Borrowers and Wells Fargo Bank, National Association as administrative agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as co-syndication agents, Fortis Capital Corp. and LaSalle Bank National Association as co-documentation agents, and Branch Banking and Trust Company, Fifth Third Bank, National City Bank, PNC Bank National Association, SunTrust Bank, U.S. Bank National Association, and Wachovia Bank, N.A. as syndicate members ( the “Credit Agreement”) in order to facilitate the stock repurchase program described in Item 8.01 below (the “Stock Repurchase Program”) by amending covenants in Sections 5.03(b) Fixed Charge Coverage Ratio and 5.03(c) Minimum Net Worth.
A copy of the Amendment to the Credit Agreement is attached hereto as Exhibit 10.1.
ITEM 8.01     OTHER EVENTS.
     On June 11, 2007, the Company issued a press release, announcing revised 2007 earnings guidance of $1.45 to $1.65 earnings per share. The press release also announced that the Company’s Board of Directors has approved the Stock Repurchase Program effective immediately. Under the Stock Repurchase Program, the Company is authorized to acquire, from time to time, up to $200 million of the Company’s outstanding shares of common stock. The repurchases are to be made in open market transactions.
A copy of the press release is attached hereto as Exhibit 99.1.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.

Exhibit
Number	Description
10.1	Amendment to the Credit Agreement, dated April 27, 2007, by and among American Commercial Lines LLC, Jeffboat LLC, and ACL Transportation Services LLC, and Wells Fargo Bank, National Association as administrative agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as co-syndication agents, Fortis Capital Corp. and LaSalle Bank National Association as co-documentation agents, and Branch Banking and Trust Company, Fifth Third Bank, National City Bank, PNC Bank National Association, SunTrust Bank, U.S. Bank National Association, and Wachovia Bank, N.A. as syndicate members.
99.1	Press release of American Commercial Lines Inc. dated June 11, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMERCIAL LINES INC. (REGISTRANT)
By:	/s/ Larry M. Cuculic
Larry M. Cuculic
Vice President and Secretary

Dated: June 12, 2007

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Amendment to the Credit Agreement, dated April 27, 2007, by and among American Commercial Lines LLC, Jeffboat LLC, and ACL Transportation Services LLC, and Wells Fargo Bank, National Association as administrative agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as co-syndication agents, Fortis Capital Corp. and LaSalle Bank National Association as co-documentation agents, and Branch Banking and Trust Company, Fifth Third Bank, National City Bank, PNC Bank National Association, SunTrust Bank, U.S. Bank National Association, and Wachovia Bank, N.A. as syndicate members.
99.1	Press release of American Commercial Lines Inc. dated June 11, 2007.